EXHIBIT 99.1

Davidson & Company LLP
Chartered Accountants
A Partnership of Incorporated Professionals

November 24, 2009

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC
USA  20549

Dear Sir and/or Madam:

We have read the statements about our firm included under Item 4 in the Form 8-K dated November 24, 2009 of Columbus Networks Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contain therein.

Yours truly,

/s/ Davidson & Company LLP

DAVIDSON & COMPANY LLP
Chartered Accountants

NEXIA
INTERNATIONAL

1200-609 Granville Street, P.O. Box 10372, Pacific Centre, Vancouver, B.C., Canada V7Y 1G6
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